FIRST PREFERRED SHIP MORTGAGE

This FIRST PREFERRED SHIP MORTGAGE (this "Mortgage") dated May 13, 1996 from CASINO MAGIC OF LOUISIANA, CORP., a Louisiana corporation, herein represented by its undersigned duly authorized officer, (address: 711 Casino Magic Drive, Bay St. Louis, Mississippi, 39250) (the "Owner") to First Trust National Association, (a United States national banking association), (address: 180 East Fifth Street, St. Paul, MN 55101, Attn: Scott Stradthoff) as Trustee (in such capacity, together with any successor appointed pursuant to the Indenture, the "Trustee" or the "Mortgagee") for the benefit of the holders (the "Holders") under an Indenture dated as of May 13, 1996 among the Owner, the Guarantors and the Trustee relating to the issuance by the owner of its $35,000,000 of Senior Secured Notes due 1999.

Terms used herein and not otherwise defined herein are used as defined in or by reference to the Indenture. A copy of said Indenture is attached hereto as Exhibit A and made a part hereof.

                                WITNESSETH That:

WHEREAS:

A.  The Owner is the sole owner of the whole of the vessel, duly documented in the name of the Owner under the laws and f lag of the United States of America with its hailing port at New Orleans, Louisiana (the "Vessel"), and described as follows:
- ----------------------------------------------------------------------------
                       OFFICIAL            GROSS
      NAME              NUMBER            TONNAGE          HAILING PORT
  Crescent City         1028319             10507          New Orleans,
     Queen                                                 Louisiana
- ----------------------------------------------------------------------------

B. Pursuant to the terms of the Indenture, the owner will issue its $35,000,000 Senior Secured Notes due 1999;

C. The Owner is a wholly owned subsidiary of Guarantor, Jefferson Casino Corporation, and an affiliate of Guarantor, C-M of Louisiana, Inc.; the Guarantors have guaranteed the Notes unconditionally, as to premium, if any, principal, and interest, jointly and severally with the Owner.

D. The Owner, in order to secure repayment of the Notes, the Guaranty and the Indenture Obligations, and to secure the performance and observance and compliance with all of the agreements, covenants and conditions in this Mortgage and the performance and observance and compliance with all of the agreements, covenants and conditions in the Indenture, has granted, conveyed, mortgaged, pledged, set over and confirmed and does by

(Received 96 MAY 13 stamp by NATIONAL VESSEL DOCUMENTATION CENTER) these presents grant, convey, mortgage, pledge, set over and confirm unto Mortgagee, its successors and assigns, the whole of the Vessel, together with all of the machinery, covers, anchors, chains, tackle, apparel, furniture, fittings and navigation equipment, and all other appurtenances thereto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter, made in or to the Vessel, but excepting existing gaming equipment (including but not limited to gaming equipment securing claims of Bally Gaming, Inc. and International Game Technology Corp.) or property acquired with Permitted FF&E Financing;

NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

That in consideration of the premises and the sums lent as above recited and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of the principal and interest and premium on the said indebtedness loaned, and to be loaned, according to the terms of the Notes, the Guaranty, the Indenture and this Mortgage and all other amounts due and to become due under or pursuant to the Indenture (all such principal and interest and other sums being hereinafter called the "Indebtedness hereby secured") , and to secure the performance and observance of and compliance with the covenants, terms and conditions herein and in the Notes, the Guaranty and the Indenture, the Owner has granted, conveyed, mortgaged, pledged, set over and confirmed and does by these presents grant, convey, mortgage, pledge, set over and confirm unto the Mortgagee, its successors and assigns, the whole of the Vessel, together with all of the machinery, covers, anchors, chains, tackle, apparel, furniture, fittings and navigation equipment, and all other appurtenances thereto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel hereinafter referred to as the "Vessel" or the "Collateral, 11 but excepting existing gaming equipment (including but not limited to gaming equipment securing claims of Bally Gaming, Inc. and International Game Technology Corp.) or property acquired with Permitted FF&E Financing;

TO HAVE AND TO HOLD the Collateral unto the Mortgagee, its successors and assigns, to its and its successors' and assigns, own use and behoof forever,

PROVIDED only, and the condition of these presents is such, that if the Owner, or its successors or assigns, shall pay or cause to be paid the Indebtedness hereby secured as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Notes, the Guaranty and the Indenture, and shall perform, observe and comply with the covenants, terms and conditions in this Mortgage, the Notes, the Guaranty and the Indenture, expressed or implied, to be performed, observed or complied with, by and on the part of the Owner, then these presents and the rights hereunder shall cease, determine and be void, otherwise to be and remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the Collateral above described is to be held subject to the further covenants, conditions, provisions, terms and uses hereinafter set forth.

                                 ARTICLE I
                          Covenants of the Owner

SECTION 1. Subject to the conditions and limitations set forth in this Mortgage, the owner will pay or cause to be paid the Indebtedness hereby secured in accordance with the terms of the Indenture, the Notes and the Guaranty, and will observe, perform and comply with the covenant terms and conditions herein, expressed or implied, on its part to be observed, performed or complied with.

SECTION 2. The Owner is qualified to own and operate the Vessel under the flag of the United States and engage in the coastwise trade of the United States, and will continue to be so qualified during the life of this Mortgage; and subject to the conditions and limitations set forth in this Mortgage, the Indebtedness hereby secured is and will be the valid and binding obligation of the owner enforceable in accordance with its terms.

SECTION 3. The owner lawfully owns and is lawfully possessed of the Vessel free from any security interest, lien, charge or encumbrance whatsoever other than (a) this Mortgage, (b) liens for current crew's wages, (c) liens covered by valid policies of insurance held by the Mortgagee and meeting the requirements of Section 15 below, (d) liens not covered by insurance, incurred in the ordinary course of business and not more than thirty (30) days past due, and will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever.

SECTION 4. The Owner will comply with and satisfy all the provisions of Chapter 313 of Title 46 of the Untied States Code, as at any time amended, in order to establish and maintain this Mortgage as a first preferred ship mortgage thereunder upon the Vessel and upon all renewals, improvements and replacements made in or to the same.

SECTION 5. The Owner will not cause or permit the Vessel to be operated in any manner contrary to law, will not abandon the Vessel in a foreign port, will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration or enrollment of the Vessel or its qualification to engage in the United States coastwise trade under the laws and regulations of the United States of America and will at all times keep the Vessel duly documented thereunder for such purpose. without the prior written consent of the Mortgagee, the Owner covenants and agrees that the Vessel will not be removed from the inland waterways of the United States.

SECTION 6. The Owner will pay and discharge or cause to be paid and discharged when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Vessel and any income therefrom.

SECTION 7. Except as otherwise provided in the Indenture, neither the Owner, any charterer, the Master of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to have placed or imposed or continued upon the Vessel any lien whatsoever other than liens listed in Section 3(a), (b), (c) and (d) of Article I above, and liens for salvage, provided that such liens listed in such subsection (c) and (d) shall not have priority over this mortgage.

SECTION 8. The Owner will place, and at all times and places retain, a properly certified copy of this Mortgage with the Master of the Vessel or with her papers and will cause such certified copy and such Vessel's marine document to be exhibited to any and all persons having business therewith which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee; and will place with the Master of the Vessel a framed printed notice in plain type reading as follows:

                            NOTICE OF MORTGAGE

"This Vessel is owned by the Owner and is covered by a First Preferred Ship Mortgage under authority of Chapter 313 of Title 46 of the United States Code in favor of First Trust National Association, a national banking association, as Trustee (the "Mortgagee,,) , under an Indenture dated as of May 13, 1996 relating to the issuance of Thirty-Five Million Dollars ($35,000,000) Senior Secured Notes due 1999. Under the terms of said Mortgage, neither the owner, any charterer, nor the Master of this Vessel has any right, power or authority to create, incur or permit to be imposed upon this vessel any lien whatsoever other than for current crew's wages and salvage."

SECTION 9. Except as otherwise provided for in the Indenture and except for the lien of this Mortgage, the owner will not suffer to be continued any lien, encumbrance or charge on the Vessel, and in due course and in any event within thirty (30) days after the same becomes due and payable, or within fourteen (14) days after being requested to do so by the Mortgagee, will pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all claims or demands, or will cause the Vessel to be released or discharged from any lien, encumbrance or charge therefor.

SECTION 10. If a libel or complaint be filed against the Vessel or the Vessel be otherwise attached, levied upon or taken into custody by virtue of any legal proceeding in any court, the owner will promptly notify the Mortgagee thereof by facsimile or telex, confirmed by letter, at its address, as specified in this Mortgage, and within fifteen (15) days after the Owner receives notice of such event will cause the Vessel to be released and all liens thereon other than this Mortgage to be discharged and will promptly notify the Mortgagee thereof in the manner aforesaid.

SECTION 11. The Owner will at all times and without cost or expense to the Mortgagee maintain and preserve, or cause to be maintained and preserved, the Vessel and all its equipment, outfit and appurtenances, tight, staunch, strong, in good condition, working order and repair and in all respects seaworthy and fit for its intended service, except ordinary wear and tear. The Vessel shall, and the Owner covenants that she will, at all times comply with all applicable laws, treaties and conventions to which the United States of America is party, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. The Owner will not make, or permit to be made, any substantial change in the structure, type or speed of the Vessel or change in her rig, without first receiving the written approval thereof by the Mortgagee.

SECTION 12.  Unless restricted by Gaming Law, as defined in the Indenture:

(a) The Owner will at all reasonable times afford the Mortgagee or its authorized representative full and complete access to the Vessel for the purpose of inspecting and valuing the Vessel and her cargo and papers and, at the request of the Mortgagee, the owner will deliver for inspection copies of any and all contracts and documents relating to the Vessel, whether on board or not.

(b) The Owner hereby agrees to furnish the Mortgagee promptly on written demand, all charter parties or contracts of affreightment relating to the Vessel and full details as to the parties, times of delivery and the like pertaining thereto.

SECTION 13. The Owner will not transfer or change the flag or hailing port of the Vessel without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag or hailing port shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag or hailing port. The Owner may require the transfer or change of the hailing port of the Vessel subject to the terms hereof and of the Indenture.

SECTION 14. Except as otherwise provided in the Indenture, the owner will not sell, mortgage, charter or transfer the Vessel without the written consent of the Mortgagee first had and obtained, and any such written consent to any one sale, mortgage, charter or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, charter or transfer. Except as otherwise provided in the Indenture, any such sale, mortgage, charter or transfer of the Vessel shall be subject to the provisions of this Mortgage and of the Indenture.

SECTION 15. (a) The Owner will at all times keep the Vessel adequately insured in conformity with good marine practice, including obtaining hull and machinery insurance with an all risks addendum, in a minimum amount of $30 million to cover the Vessel and $10 million to cover gaming equipment, for the protection of the interests of both the owner and the Mortgagee, but without expense to the Mortgagee. Whenever required by the Mortgagee, the owner will cause to be carried and maintained on and in respect of the Vessel without expense to the Mortgagee insurance in such amounts (with such deductibles or franchises), against such risks (including, without limitation, pollution risks) , in such form (including, without limitation, the form of the loss payable clause and the designation of named assured) , in United States Dollars and with such insurance companies, underwriters, associations, clubs or funds, as the Mortgagee shall from time to time require or approve. The Owner will also without expense to the Mortgagee have the Vessel fully entered in a Protection and Indemnity Association, club or insurance company in good standing and acceptable to the Mortgagee, for such amount as the Mortgagee may require or approve, in both protection and indemnity classes, or keep the Vessel similarly insured against such risks in a manner acceptable to the Mortgagee.

(b) The Owner will furnish the Mortgagee at the closing of this Mortgage and from time to time on request and, in any event, on the date hereof and thereafter at least annually, a detailed report signed by a firm of marine insurance brokers or insurance companies acceptable to the Mortgagee with respect to the insurance carried and maintained on the Vessel, together with their opinion as to the adequacy thereof and its compliance with the provisions of this Mortgage and any requirements which the Mortgagee may have notified to the Owner. The Owner will cause such firm to agree to advise the Mortgagee promptly of any default in the payment of any premium or call and of any other act or omission on the part of the owner of which they have knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessel. The Owner will assign to the Mortgagee its rights under any policies of insurance in respect to the Vessel and use its best efforts to cause the insurer to acknowledge notice of such assignment.

(c) Unless the Mortgagee shall otherwise agree, all insurance must (i) name the Mortgagee as an assured, but without liability for premiums, calls or assessments, (ii) contain a cancellation clause providing that the insurers undertake not to exercise any right of cancellation which they may have by reason of non-payment of premiums or calls when due without giving thirty (30) days, prior written notice of such cancellation to the Mortgagee and an opportunity of paying any such unpaid premium or call, (iii) contain a provision that the insurance will not be permitted to lapse or be materially modified without thirty (30) days, prior written notice being given to the Mortgagee and (iv) contain the agreement of the insurer that any loss thereunder shall be payable to the Mortgagee notwithstanding any action, inaction or breach of representation or warranty by the owner, except to the extent provided by subsection (d) hereof.

(d) All amounts of whatsoever nature payable under any insurance must be payable to the Mortgagee as Trustee for distribution first to itself as set forth in Section 9 of Article II of this Mortgage and Article XI, Section
11.2 of the Indenture, and thereafter to the Owner or others as their interests may appear.

(e) All amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be deposited and disbursed from Net Awards Sub-Account under
Section 11.2 of the Indenture as follows:

(i) for so long as no Event of Default (as such term is defined in Section 1 of Article II hereof) has occurred and is continuing, any amount which might have been paid at the time, in accordance with the provisions hereof directly to the Owner or others, shall be paid by the Mortgagee, to, or as directed by, the Owner.

(ii) all amounts paid to the Mortgagee in respect of an actual or constructive or arranged total loss or seizure or requisition of the Vessel shall be applied by the Mortgagee as set forth in Section 9 of Article II of this Mortgage;

(iii) all other amounts paid to the Mortgagee in respect of any insurance on the Vessel, may in the sole discretion of the Mortgagee, be held and applied to the prepayment of the principal amount of the Indebtedness hereby secured or to making of needed repairs or other work on the Vessel, or to the payment of other claims incurred by the Owner relating to the Vessel, or may be paid to the Owner or whomsoever may be entitled thereto.

(f) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder and it is necessary for the Owner to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Owner, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.

(g) The Owner shall deliver to the Mortgagee upon request certified copies and, whenever so requested by the Mortgagee, the originals of all certificates of entry, cover notes, binders, evidences of insurance and policies for the purpose of inspection or safekeeping, or, alternatively, satisfactory letters of undertaking from the broker holding the same.

(h) The Owner agrees that it will not execute or permit or willingly allow to be done any act by which any insurance may be suspended, impaired or canceled, and that it will not permit or allow the Vessel to undertake any voyage or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage to extend to such voyages, risks or cargoes.

(i) The Owner will comply with and satisfy all of the provisions of any applicable law, conventions, regulation, proclamation or order concerning financial responsibility for liabilities imposed on the owner or the vessel with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or other with respect to the trade in which the Vessel is from time to time engaged and the cargo carried by it.

(j) The Owner represents and warrants that it has and will have and maintain all "licenses" and "permits" necessary, requisite or desirable for the Vessel to be operated as a "riverboat" as such terms are defined by the Louisiana Riverboat Economic Development and Gaming Control Act, La. R.S. 4:501, et seg. (the 'Act'), and that it shall comply in all respects with the Act, the rules and regulations promulgated thereunder, and the orders of all governmental agencies, boards and commissions enforcing the provisions of the Act.

SECTION 16. The Owner will reimburse the Mortgagee, within ten (10) days after written request, with interest as set forth in the Indenture, for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing such protection in respect to insurance, discharge or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorney's fees, necessary transaction fees and other matters as the owner is obligated hereunder to provide, but fails to provide. Such obligation of the owner to reimburse the Mortgagee shall be secured by this Mortgage, and shall be payable by the owner on demand. The Mortgagee, though privileged so to do, shall be under no obligation to the Owner to make any such expenditures, nor shall the making thereof relieve the Owner of any default in that respect.

SECTION 17. The Owner will fully perform any and all charter parties or other contracts which it may enter into with respect to the Vessel.

SECTION 18. In the event that this Mortgage or any provision hereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, then from time to time, the owner will execute, within ten (10) days after delivery of such documents to the Owner on its own behalf, such other and further assurances and documents as in the reasonable opinion of such Mortgagee may be required more effectively to subject the Vessel to the payment of the Indebtedness hereby secured, as in this Mortgage provided, and the performance of the terms and provisions of this Mortgage, the Indenture, the Notes and the Guaranty.

                                 ARTICLE II
                       Events of Default and Remedies

SECTION 1. Each of the following events shall constitute an "Event of Default" under this Mortgage subject to the notice and cure provisions as applicable set forth in Section 6.1 of the Indenture:

(a)  an Event of Default under the Indenture; or

(b) any other payment in respect of the Indebtedness hereby secured has not been received by the Mortgagee when due; or

(c) the statements in Sections 2 and 3 of Article I of this Mortgage shall prove to be untrue in a material way; or

(d) a default by the Owner shall have occurred in the due and punctual observance and performance of any of the agreements, covenants or conditions of this Mortgage;

Then, and in each and every such case, the Mortgagee shall have the right to:

(1) Declare all the then unpaid Indebtedness hereby secured to be due and payable immediately as set forth in Section 6.1 of the Indenture, and upon such declaration the same, including interest to date of declaration, and all other costs, fees and other charges, shall become and be immediately due and payable;

(2) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of Chapter 313 of Title 46 of the United States Code, or other applicable law including the law of any other jurisdiction where the Vessel may be found;

(3) Bring suit at law, in equity or in admiralty, in any court of any nation in the world, as it may be advised, to recover judgment for the Indebtedness hereby secured, and collect the same out of any and all property of the Owner covered by this Mortgage;

(4) Take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Owner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel and the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage (subject to any Approvals as may be necessary) , and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect to the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to Subsection . (S) next following, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given it to take the Vessel, the Mortgagee shall have the right to dock the Vessel, for a reasonable time at any dock, pier or other premises of the Owner without charge, or to dock her at any other place at the cost and expense of the owner;

(5) Take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process, and if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell the Vessel at any place and at such time as the Mortgagee may specify and in such manner and upon such terms and conditions as the Mortgagee may deem advisable, free from any claim by the Owner in admiralty, in equity, at law or by statute, at public or private sale, by sealed bids or otherwise, by mailing, by air or otherwise, notice of such sale, whether public or private, addressed to the Owner at its last known address, fourteen (14) days prior to the date fixed for entering into the contract for sale. Any sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessel to the place designated-for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at any sale.

SECTION 2. Any sale of the vessel made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Owner therein and thereto, and shall bar the Owner, its successors and assigns, and all persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, if the Mortgagee is the purchaser, the Mortgagee shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the Indebtedness hereby secured in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Mortgagee after allowing for the costs and expenses of sale and other charges; and thereupon such purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Indebtedness hereby secured. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 3. The Mortgagee is hereby appointed attorney-in-fact of the Owner to execute and deliver to any purchaser aforesaid, said attorney-in-fact being hereby vested with full power and authority to make, in the name and on behalf of the Owner, a good conveyance of the title to the Vessel so sold. In the event of any sale of the Vessel under any power herein contained, the owner will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel as the Mortgagee may direct or approve.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Owner, upon the occurrence and during the continuance of an Event of Default, in the name of the Owner to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return of premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of an Event of Default in respect of the Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Owner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the owner all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 5. Whenever any right to enter and take possession of the Vessel accrues to the Mortgagee, it may require the Owner to deliver, and the Owner shall on demand, at its own cost and expense, deliver to the Mortgagee the Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver or keeper of the vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 6. The Owner authorizes and empowers the Mortgagee, or its appointees or any of them on behalf of the Mortgagee, to appear in the name of the owner, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of an alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as the Mortgagee may consider proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by the Mortgagee for the purpose of such defense or purchase or discharge shall be a debt due from the Owner, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein. The authority and power hereby conferred upon the Mortgagee or its appointees does not preclude the right and power of the Owner to sue in its own name or to enter into agreements with third parties with respect to the Vessel prior to the occurrence of an Event of Default, subject always to the restrictions imposed by this Mortgage. The Mortgagee shall give 10 days written notice to Owner before exercising this right, unless quicker action is necessary in order to prevent prejudice to rights of the Vessel, Owner or Mortgagee.

SECTION 7. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon an Event of Default shall impair any such right, power or remedy or be construed to be a waiver of such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the Indebtedness hereby secured maturing after an Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Mortgagee shall be deemed to be effective unless in writing and duly signed by an authorized signatory of the Mortgagee.

SECTION 8. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall exist as if no such proceedings had been taken.

SECTION 9. The proceeds of any sale of the Vessel received by the Mortgagee, and the net earnings of any charter operation or other use of the Vessel after acceleration of the Indebtedness hereby secured, or insurance received by the Mortgagee, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied as set forth in the Indenture.

SECTION 10.  Until an Event of Default shall occur, the owner

(a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, boilers, machinery, rigging, anchors, chains, tackle, apparel, furniture, fittings, covers, equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new machinery, rigging, anchors, chains, tackle, apparel, furniture, fittings, covers, equipment, or other appurtenances of substantially equal value to the Owner, which shall forthwith become subject to the lien of this Mortgage as a first preferred mortgage thereon.

SECTION 11. (a) If any provision of the Indenture, the Notes, the Guaranty or this Mortgage should be deemed invalid or shall be deemed to affect adversely the preferred status of this Mortgage under any applicable law, such provision shall cease to be a part of this Mortgage without affecting the remaining provisions, which shall remain in full force and effect.

(b) In the event that any provision of this Mortgage, the Notes, the Guaranty or the Indenture or any of the documents or instruments which may from time to time be delivered hereunder or thereunder or any provision hereof shall be deemed invalidated by present or future law of any nation or by decision of any court, this shall not affect the validity or enforceability, or both, of all or any other parts of this Mortgage, the Notes, the Indenture, the Guaranty, any of such documents or instruments and, in any such case, the Owner covenants and agrees that, on demand, it will execute and deliver such other and further agreements or documents or instruments, or any of them, and do such things as the Mortgagee in its sole discretion may deem to be necessary to carry out the true intent of this Mortgage, the Indenture, the Guaranty and of the Notes secured hereby.

(c) Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage and that, if any provision in this Mortgage or portion thereof shall be construed to waive the preferred status of this Mortgage, then such provision to such extent shall be void and of no effect.

SECTION 12. The Owner hereby acknowledges and agrees that the Mortgagee shall not be required to have the Vessel marshalled (upon any sale of the Vessel pursuant to this Mortgage or otherwise) or be required to realize on any other collateral prior to its realization on the Vessel.

                                ARTICLE III
                             Sundry Provisions

SECTION 1. If the principal of, premium, if any, interest and all costs, fees and other charges on the Owner's Notes should not be satisfied from the proceeds from the sale of the Vessel, the owner shall remain fully liable for any deficiency.

SECTION 2. All of the covenants, promises, stipulations and agreements of the Owner in this Mortgage contained shall bind the owner and its successors and assigns. In the event of any assignment or transfer of this Mortgage, the term "Mortgagee", as used in this Mortgage, shall be deemed to mean and include any such assignee or transferee. This Mortgage may not be amended or supplemented orally but may be amended or supplemented from time to time by an instrument in writing executed by the Owner and the Mortgagee.

SECTION 3. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee such right, power or authority may be exercised in all cases by the Mortgagee or by such agent or agents of the Mortgagee which, when taken, shall constitute the act of the Mortgagee hereunder.

SECTION 4. This Mortgage may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 5. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by facsimile or registered or certified mail, postage prepaid, return receipt requested, addressed as provided in Section
13.2 of the Indenture. Any party hereto may by notice to the other party designate such additional or different addresses as shall be furnished in writing by such party in the manner provided in the Indenture. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered, when answered back, if telexed; when receipt is acknowledged, if faxed, and five calendar days after mailing, if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee) . The Grantor may give notice to the Holders at the addresses set forth for them in the register kept by the Registrar under the Indenture or may request that the Trustee notify the Holders at such addresses.

SECTION 6. For purposes of this Mortgage and for purposes of recording this Mortgage as required by Chapter 313 of Title 46 of the United States Code, the total amount of this Mortgage is THIRTY-FIVE MILLION DOLLARS
($35,000,000) and interest and performance of mortgage covenants; there is no separate discharge amount.

SECTION 7. For purposes of this Mortgage, except as otherwise expressly provided herein, or unless the context shall otherwise require, capitalized terms used herein that are not defined herein but that are defined in or by reference in the Indenture shall have the respective meanings stated in or referred to in the Indenture.

SECTION 8. Each of the provisions of this Mortgage is subject to, and shall be enforced in compliance with, the provisions of the Gaming Laws.

SECTION 9. This Mortgage shall be governed by and construed in accordance with the laws of the State of Louisiana as applied to contracts made and performed within the State of Louisiana without regard to principles of conflicts of law.

SECTION 10. In the event that any term or provision of this Mortgage shall be inconsistent with the terms of the Indenture, the Indenture should control, accept as otherwise required by the Ship Mortgage Act or the general maritime law of the United States.

IN WITNESS WHEREOF, the Owner has caused this First Preferred Ship Mortgage covering the Vessel to be duly executed and delivered the day and year first above written.

WITNESSES:                            CASINO MAGIC OF LOUISIANA, CORP.

/s/ JoLynn M. Marino                  By:  /s/ Robert Callaway
                                      Name:  Robert Callaway
                                      Title:  Secretary

                               ACKNOWLEDGMENT

STATE OF LOUISIANA
PARISH OF ORLEANS


BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and Parish aforesaid, personally came and appeared:
CASINO MAGIC OF LOUISIANA, CORP., appearing herein through the undersigned officer, who declared and acknowledged to me, Notary, and to the undersigned witnesses that he signed and executed the above and foregoing instrument by order of the Board of Directors of said corporation, for the objects, purposes and considerations therein expressed, as his own free act and as the free will, act and deed of the said corporation.

IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, Notary, on this 13th day of May, 1995.

WITNESSES:                            CASINO MAGIC OF LOUISIANA, CORP.

/s/ JoLynn M. Marino                  By:  /s/ Robert Callaway
                                      Name:  Robert Callaway
                                      Title:  Secretary


                    /s/ Notary Public (name unreadable)
                             NOTARY PUBLIC